SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP

The following information replaces the existing disclosure contained under the Portfolio Manager(s) sub-heading under the “MANAGEMENT” heading in the summary section of the fund’s prospectuses.
Darwei Kung, Managing Director and Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
The following information replaces the existing similar disclosure for the fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectuses.
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Darwei Kung, Managing Director and Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
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Joined DWS in 2006; previously worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
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Head of Investment Strategy Liquid Real Assets: New York.
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BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Please Retain This Supplement for Future Reference
October 16, 2024
PROSTKR24-85